EXHIBIT 10.5

AMENDMENT NO. 1

            This AMENDMENT NO. 1 (this “Amendment”), dated as of November 3, 2005, to AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of September 23, 2004 (the "Agreement"), concerning VHS Holdings LLC (the "Company"), a Delaware limited liability company, is entered into by and among the Investor Members (as defined in the Agreement) and the Management Members (as defined in the Agreement).

            WHEREAS, the Investor Members and the Management Members entered into the Agreement in connection with consummation of the Merger (as defined in the Agreement’);

            WHERAS, Section 6.1 in the Agreement entitled “Company Call Option” relates to the Company’s right to purchase the Equity Incentive Units (as defined in the Agreement) of a Senior Management Member (as defined in the Agreement) in the event of the termination of such Senior Management Member’s Services (as defined in the Agreement) to the Company and its Subsidiaries (as defined in the Agreement); and (2) Section 6.2 in the Agreement entitled “Unvested Units” relates to the re-issuance to one of more Senior Management Members of certain of the Equity Incentive Units which are purchased by the Company pursuant to Section 6.1; and

            WHEREAS, the Investor Members and the Management Members wish to amend said Sections 6.1 and 6.2 as set forth in this Amendment.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties to this Amendment hereby agree as follows:

            1.         Capitalized Terms. Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are used in this Amendment as defined in the Agreement.

            2.         Amendment of Sections 6.1 and 6.2.  Sections 6.1 and 6.2 of the Agreement are hereby amended by deleting all of the text of such Sections set forth in the Agreement and by replacing such deleted text with the new text for Sections 6.1 and 6.2 set forth on Exhibit A hereto.

            3.         Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY,THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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            4.         Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument.

            5.         References. Upon full execution of this Amendment, all references in the Agreement or in other documents related  to the Agreement shall be deemed to be references to the Agreement as modified by this Amendment.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

                                                                        VHS HOLDINGS LLC

                                                                        By:/s/ Charles N. Martin, Jr.
                                                                         Name: Charles N. Martin, Jr.
                                                                        Title: Chairman & Chief Executive Officer

                                                                        BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                        By:/s/ Neil Simpkins
                                                                        Name:  Neil Simpkins
                                                                        Title:     Managing Director

                                                                        BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                        By:/s/ Neil Simpkins
                                                                        Name:  Neil Simpkins
                                                                        Title:     Managing Director

                                                                        BLACKSTONE CAPITAL PARTNERS IV – A L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                        By:/s/ Neil Simpkins
                                                                        Name:  Neil Simpkins
                                                                        Title:     Managing Director

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                                                                        BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV - A L.P.

                                                                        By:       Blackstone Management Associates IV L.L.C.,
                                                                                    as a General Partner

                                                                        By:/s/ Neil Simpkins
                                                                        Name:  Neil Simpkins
                                                                        Title:     Managing Director

                                                                        MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                                                        MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                                                        MSCP III 892 INVESTORS, L.P.

                                                                        By:       MSCP III, LLC,
                                                                                    as General Partner of each of the
                                                                                    limited partnerships named above

                                                                        By:       Metalmark Subadvisor LLC,
                                                                                    as attorney-in-fact

                                                                        By:/s/ Eric T. Fry
                                                                        Name:  Eric T. Fry
                                                                        Title:     Managing Director

                                                                        MORGAN STANLEY DEAN WITTER CAPITAL
                                                                        PARTNERS IV, L.P.

                                                                        MORGAN STANLEY DEAN WITTER CAPITAL
                                                                        INVESTORS IV, L.P.

                                                                        MSDW IV 892 INVESTORS, L.P.

                                                                        By:       MSDW Capital Partners IV, LLC,
                                                                                    as General Partner of each of the
                                                                                    limited partnerships named above

                                                                        By:       Metalmark Subadvisor LLC,
                                                                                    as attorney-in-fact

                                                                        By:/s/ Eric Fry
                                                                        Name:  Eric Fry
                                                                        Title:     Managing Director

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                                                                        FOR ALL MANAGEMENT MEMBERS

                                                                        /s/ Charles N. Martin, Jr.
                                                                        Charles N. Martin, Jr.,
                                                                        Individually and as Proxyholder for the
                                                                        Management Members listed on Exhibit
                                                                        B hereto pursuant to Section 3.11 of the
                                                                        Amended and Restated Limited Liability
                                                                        Operating Agreement of VHS Holdings LLC

EXHIBIT A

            Section 6.1.  Company Call Option.

            (a) If a Senior Management Member's Services to the Company and its Subsidiaries terminate for any reason (a "Termination Event"), the Company shall have the right but not the obligation to purchase or cause the purchase by Vanguard, such purchase to be effected in the manner set forth in  Section 6.1(g) below, from time to time after such Termination Event, for a period of 181 days following the later of (x) the termination of such Senior Management Member's Services and (y) with respect to Equity Incentive Units which are Vested Units, the date such Equity Incentive Units become Vested Units (the "Call Option Period"), the Equity Incentive Units held by such Senior Management Member. To exercise such purchase right with respect to a Senior Management Member, the Company shall deliver to such Senior Management Member prior to the expiration of the Call Option Period a written notice specifying the number and class of Units with respect to which the Company has elected to exercise such purchase right, whereupon such Senior Management Member shall be required to sell to the Company or Vanguard, as the case may be,  the Equity Incentive Units specified in such notice, at a price per Equity Incentive Unit equal to the applicable purchase price determined pursuant to Section 6.1(c).

            (b) If upon expiration of the Call Option Period, the Company has not purchased all of a terminated Senior Management Member's Equity Incentive Units which are Vested Units, the Company shall on or before the expiration of the Call Option Period provide written notice to all of the other Senior Management Members and all of the Investor Members (collectively, the "Other Members") of (i) its decision not to purchase some or all of such Equity Incentive Units and (ii) the number and class of such Equity Incentive Units which the Company did not purchase, and the Other Members shall have the right to purchase all or a portion of such remaining Equity Incentive Units which are Vested Units at a price per Equity Incentive Unit equal to the applicable purchase price determined pursuant to Section 6.1(c). The Other Members' rights to purchase such Equity Incentive Units and such Senior Management Member's corresponding obligation to sell such Equity Incentive Units shall terminate on the 30th day following the expiration of the Call Option Period. Each of the Other Members that elects to exercise such purchase right shall provide written notice to the Company prior to the 30th day following the expiration of the Call Option Period specifying that the number of such Equity Incentive Units it wishes to purchase (and, if the aggregate number of Equity Incentives Units specified in such notices exceeds the number of Equity Incentive Units available, the number of Equity Incentive Units which each Other Member shall be entitled to purchase shall be reallocated in proportion to each such Other Member's Ownership Percentage). Upon receipt of the Other Members' notices, the Company will notify such Senior Management Members of the Other Members' elections and such Senior Management Member will be obligated to sell to the Other Members the number of such Equity Incentive Units determined in accordance with this Section 6.1(b).

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            (c) Upon a termination of a Senior Management Member's Services to the Company and its Subsidiaries for any reason, the purchase price for the Equity Incentive Units which are Unvested Units will be the lower of Cost and Fair Market Value determined, in the case of a purchase by the Company or Vanguard pursuant to Sections 6.1(a) and/or Section 6.1(g), as of the date on which the Company exercised its call right pursuant to Section 6.1(a) or, in the case of a purchase by a Member pursuant to Section 6.1(b), as of the 30th day following the expiration of the applicable Call Option Period (such date, the "Call Price Determination Date"). Upon a termination of a Senior Management Member's Services by the Company for Cause, the purchase price for the Equity Incentive Units which are Vested Units will be the lower of Cost and Fair Market Value determined as of the Call Price Determination Date. Upon a termination of a Senior Management Member's Services to the Company for any reason other than a termination by the Company for Cause (including a termination by a Senior Management Member for Good Reason), the purchase price for the Equity Incentive Units which are Vested Units will be Fair Market Value determined as of the Call Price Determination Date.

            (d) The closing of the purchase of the Equity Incentive Units pursuant to Sections 6.1(a) and/or 6.1(g) or Section 6.1(b) shall occur at such time and place as the parties to such purchase shall agree, and in any event within 45 days of the Call Price Determination Date; provided that if such purchase is subject to any prior regulatory approval, then such 45-day period shall be extended until the expiration of ten days after all such approvals shall have been received; provided further that if all such approvals are not obtained within 120 days of the expiration of such 45-day period, then the provisions of this Section 6.1 shall terminate and be of no further force and effect with respect to such Equity Incentive Units. At such closing, the Senior Management Member shall deliver Units Certificates, representing such Equity Incentive Units, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Equity Incentive Units shall be free and clear of any liens, and the Senior Management Member selling such Equity Incentive Units shall so represent and warrant, and shall further warrant that it is the sole beneficial and record owner of such Equity Incentive Units with the full right, power and authority to convey such Equity Incentive Units to the purchaser. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate. The Equity Incentive Units may be purchased (i) by delivery of funds deposited into an account designated by the Senior Management Member selling such Equity Incentive Units, a bank cashier's check, a certified check or a company check of the purchaser for the purchase price, (ii) if the purchaser is the Company or Vanguard and is prohibited from paying cash by any financing arrangements of the Company or Vanguard and is unable to pay the purchase price in Shares as described in clause (iii) below, by a note of the Company or Vanguard payable in installments over a period of up to five (5) years from the date of issuance of such note, having a principal amount equal to the applicable purchase price, bearing interest at the prime lending rate in effect from time to time (which note shall be a negotiable instrument under applicable Law), (iii) if a Qualified IPO has occurred, by delivery of a number of Shares equal to the aggregate purchase price of the Equity Incentive Units

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divided by the Public Share FMV as of the close of trading on the trading day immediately prior to the day of delivery thereof to the Senior Management Member, rounded up to the nearest whole number, or (iv) if the Purchaser is the Company, by issuing Warrants in the manner set forth in Section 6.1(g).  The Company shall notify the Senior Management Members in writing of the method by which his or her Equity Incentive Units will be purchased at least 10 days prior to the closing of such purchase. The parties hereto acknowledge that the Company may be unable to pay with Shares to the extent it is unable to deliver such securities pursuant to an exemption from registration under the Securities Act and any applicable state securities laws or pursuant to a registration statement on Form S-3 or Form S-8.

            (e) Notwithstanding anything to the contrary elsewhere herein, the Company and Vanguard shall not be obligated to purchase any Equity Incentive Units at any time pursuant to this Section 6.1, regardless of whether the Company has delivered a notice of election to purchase any such Equity Incentive Units, (i) to the extent that (A) the purchase of such Equity Incentive Units (together with any other purchases of Equity Incentive Units pursuant to this Section 6.1, or pursuant to similar provisions in any other agreements with other investors, of which the Company has at such time been given or has given notice) or (B) in the event of an election to purchase such Equity Incentive Units with Shares, the issuance of such Shares by the IPO Entity, the purchase of such Shares by the Company or the distribution of such Shares to the applicable Senior Management Member(s) would result (x) in a violation of any Law (including any unavailability of a registration statement or exemption from registration necessary to allow delivery of the Shares to the applicable Senior Management Member(s)), (y) after giving effect thereto (including any dividends or other distributions or loans from a Subsidiary of the Company to the Company or Vanguard in connection therewith), in a Financing Default or (z) in the Company being required to disgorge any profit to the IPO Entity pursuant to Section 16(b) of the Exchange Act, (ii) if immediately prior to such purchase of Equity Incentive Units, issuance or purchase of Shares, as the case may be, there exists a Financing Default which prohibits such issuance or purchase (including any dividends or other distributions or loans from a Subsidiary of the Company to the Company or Vanguard in connection therewith), or (iii) if the Company or Vanguard does not have funds available to effect such purchase of Equity Incentive Units or Shares. The Company shall within 15 days of learning of any such fact so notify the Members in writing that it and Vanguard are not obligated to purchase such Equity Incentive Units, whereupon Sections 6.1(b) and 6.1(c) shall apply to such Equity Incentive Units as if the Company had never delivered a notice electing to purchase such Equity Incentive Units (except that each reference to "the 30th day following the expiration of the Call Option Period" in Section 6.1(b) shall be deemed a reference to "the 30th day following the delivery by the Company of the notice referred to in Section 6.1(e)" and the definition of "Call Price Determination Date" shall be deemed modified in a corresponding manner).

            (f) Fair Market Value for the Equity Incentive Units to be purchased under this Section 6.1 will be determined by the Board or the compensation committee of the Board in good faith (without any discounts applied in the case of a termination of the Services of the relevant Senior Management Member by the Company without Cause, by the

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relevant Senior Management Member with Good Reason or as a result of the death or disability of the relevant Senior Management Member, but with a 25% discount applied to reflect minority interest and illiquidity in the event of a termination by the relevant Senior Management Member without Good Reason prior to the fifth anniversary of the Effective Date). If the relevant Senior Management Member disagrees with the Board's determination of Fair Market Value, he or she may require the Company to retain an Independent Appraiser to determine the Fair Market Value (it being understood that the Independent Appraiser shall be instructed in its determination of Fair Market Value to apply any discount applicable pursuant to the preceding sentence). The determination of Fair Market Value by the Independent Appraiser shall be final and binding upon the Company and such Senior Management Member. The Company will bear the cost of such appraisal unless the Fair Market Value as determined by the Independent Appraiser is less than 110% of the Board's determination of Fair Market Value pursuant to the first sentence of this paragraph, in which case the Senior Management Member will bear the cost of the appraisal. Notwithstanding the foregoing, following a Qualified IPO, Fair Market Value for the Equity Incentive Units for purposes of this Section 6.1 shall in all cases be based on the Public Share FMV.

            (g) If the purchaser of the Equity Incentive Units is the Company or Vanguard, at the Company’s election, the purchase may also be effected in the specific manner set forth in this Section 6.1(g). If the Equity Incentive Units being purchased are Unvested Units, the purchaser shall be Vanguard. If the Equity Incentive Units being purchased are Vested Units, the purchase shall be effected in two simultaneous transactions. The first transaction shall be the Company’s purchase of the Vested Units in consideration for a transfer to the Senior Management Member of Warrants in like amount. The second transaction shall be Vanguard’s purchase of said Warrants from the Senior Management Member for the consideration required by the above provisions of this Section 6.1. The Management Representative and the MSCP Representative hereby approve any transfer of the Warrants referred to in this Section 6.1(g) and, notwithstanding anything to the contrary set forth in Section 7.1, no further approval of the Management Representative and the MSCP Representative shall be necessary for any specific, future transfer of the Warrants referred to in this Section 6.1(g).

            Section 6.2. Re-Issuance of Reacquired Equity Incentive Units. Any Equity Incentive Units that are purchased by the Company or Vanguard pursuant to Section 6.1 from any Senior Management Member prior to a Change of Control (and/or, in the case of Class C Units, a Liquidity Event) shall, at any time prior to a Change of Control (or Liquidity Event, in the case of Class C Units) as determined by the CEO, and approved by the Board, (1) be re-issued  as Equity Incentive Units to the Senior Management Members who are employees of the Company or any of its Affiliates (at a purchase price equal to their Fair Market Value, even though such  Equity Incentive Units may have been purchased at  less than Fair Market Value) or (2) be added as additional options and Shares in an amendment to the 2004 Stock Incentive Plan of Vanguard , and granted to key employees of Vanguard  or any of its Affiliates (including, without limitation,  the Senior Management Members) under the 2004 Stock Incentive Plan of Vanguard (with an option exercise price equal to the greater of (x) $1,000 per Share and (y) the Fair

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Market Value of a Class A Unit in the case of Class B and Class C Units; and with an option exercise price equal to the greater of (x) $3,000 per Share and (y) the Fair Market Value of a Class A Unit per Share in the case of Class D Units), in each case based on consultation with the CEO, but with final allocation determined by the Board; provided, notwithstanding the foregoing, re-acquired Vested Units may only be granted as options under the 2004 Stock Incentive Plan.

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EXHIBIT B

Cliff Adlerz
Carol A. Bailey
Reginald M. Ballantyne, III
Jonathan Bartlett
Carole Beauchamp
James C. Bonnette, M.D.
Mary A. Botticella
Bruce Buchanan
Bruce Chafin
Carl F. & Juanita B. Chafin
Mark Clayton
Alan N. Cranford
Dave Culberson
Jack Cumber
Ray Denson
Dominic Dominguez
Bruce Eady
Roger Faculak
Pamela Farrell
Debra Flores
Richard Francis
Robert Galloway
John Geer
John Geer, a/c/f Kathleen Cates Geer
John Geer, a/c/f Alene Hawkins Geer
John Geer, a/c/f James Oliver Geer
John Geer, a/c/f Emily Kathleen Roesel
John Geer, a/c/f Cloe Marguerite Roesel
Sonja Hagel
John Harrington
Andrew Harris
Larry Hough
Hough Trust, Leslie J. Hough, Trustee, U.A. dated 3/27/98
Dennis Jacobs
John Luke McGuinness, Jr. Trust, dated 4/23/99
Jim Johnston
Victor Jordon
Steven King
Dennis Knox
Anthony C. Krayer
Robert M. Martin
Linn H. McCain
John R. McCaslin

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Deborah T. McCormick
McPherson McMullan Associates, L.P.
Linda J. Mild
Elizabeth Minkoff
Joseph D. Moore
Carol Murdock
Nancy Novick
Stephen L. Page
Harold H. Pilgrim, Jr.
Harold H. Pilgrim, III
Keith Pitts
Jerry Pressley
Mark Price
Jeanette Rasmussen
Phillip W. Roe
Tracy Ann Rogers
Anne L. Sanford
Tony W. Simpson
Angela Skalla
Gene A. Smith
Ronald P. Soltman
Neal Somaney
James H. Spalding
Shelly Stocker
Keith L. Swinney
Alan G. Thomas
Suzanne Towry
Michael Brooks Turkel
Davis W. Turner
Kent H. Wallace
Nicke Lynn Waters
Thomas M. Ways
William V.B. Webb
Beverly F. Weber
Baptist Health Services

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